                                                                   EXHIBIT 10.29

                                  LAND LEASE


     This LAND LEASE (the "Lease") is made and entered into as of March 1, 1995 (the "Commencement Date"), by and between DSN CORPORATION, an Oklahoma corporation with headquarters at 16 South Pennsylvania, Oklahoma City, OK 73107 ("DSN") and KOCH SULFUR PRODUCTS COMPANY, a Kansas corporation with headquarters at 4111 East 37th Street North, Wichita, Kansas 67220 ("Koch").

                                   RECITALS:

     DSN desires to lease from Koch certain real property, as hereinafter described, which is located adjacent to Koch's sulfuric acid manufacturing facility, Wilmington, NC for the sole purpose of constructing a terminal and plant which will receive, store and ship concentrated nitric acid ("CNA") and purposes directly related thereto and which will process said CNA with oleum and/or sulfuric acid into mixed nitrating acid ("Mixed Acid") for distribution and storage, and purposes directly related thereto. Said plant and terminal being herein referred to as the "Plant." This recital shall be a part of this Lease and is incorporated therein by reference.

     NOW THEREFORE, the Recitals considered and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.    LEASED PREMISES.
           ----------------

     1.1.  Demise.  Subject to and in consideration of the rents, terms,
           ------
covenants, and conditions of this Lease, Koch hereby leases, demises, and lets to DSN, and DSN hereby rents and leases from Koch, along with all appurtenances thereunto appertaining, the following:

     approximately 10,000 square feet of unimproved real estate near Wilmington, in New Hanover County, North Carolina, generally described as the "Koch Sulfur Products Company Sulfuric Acid Plant" located adjacent to State Highway 421 North, Wilmington, NC (the "Koch Facility"), said leased portion being described and depicted on the diagram attached hereto as Exhibit "A" and incorporated herein by reference; together with all rights of ingress and egress for and from said land as depicted or described on said Exhibit "A" and any reasonable easements reasonably necessary and proper to supply utility services to the leased premises. Said real estate is herein referred to as the "Leased Premises".

     1.2.  Commons Areas.  The roads, parking lots, truck scales and rail tracks
           -------------
located on the Koch Facility, and marked as "Commons Areas" on Exhibit "A" shall be designated as Commons Areas and DSN shall have access and use thereof. The expenses for the usual and ordinary maintenance of the rail tracks shall be pro rata
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apportioned between Koch and DSN based upon the number of railcars moving over them. All other Commons Areas shall be maintained by Koch at Koch's expense; provided that if Koch ceases operations of the Koch Facility, Koch shall be obligated to maintain only that portion of the Commons Areas sufficient to permit ingress and egress to the Leased Premises. The Commons Areas shall be used by DSN solely to conduct its business on and about the Leased Premises.

     1.3.  Habendum/Quiet Enjoyment.  DSN shall have and hold the Leased
           ------------------------
Premises together with all rights, privileges and appurtenances thereunto attaching or in anywise belonging, unto DSN for the term set forth in this Lease and subject to the rents, terms, covenants, provisions, and conditions of this Lease. So long as DSN is not in material, uncured default under this Lease, DSN shall and may peaceably and quietly have, hold and enjoy the Leased Premises and rights for the term set forth herein, subject to the covenants and conditions contained in this Lease.

     1.4.  Warranty of Title.  Subject to the provision of Section 1.5 hereto,
           -----------------
Koch hereby warrants and represents to DSN that Koch is the owner of good and indefeasible fee title to the Leased Premises, and has all requisite right, power and authority to enter into this Lease upon the terms and conditions herein set forth.

     1.5.  Exceptions.  This Lease is made and accepted subject to the following
           ----------
reservations, exceptions, and other matters:

     (a) All matters shown of public records and are enforceable against the Leased Premises, but no such matter shall limit Koch's warranties, covenants and agreements contained in Sections 1.1 through 1.4, inclusive; and

     (b) Except as otherwise provided for in Article 10 hereof, all matters visible and apparent.

     2.    TERM.
           ----

     2.1.  Initial Term.  This Lease shall be and continue in force and effect
           ------------
for a term of ten (10) years and six (6) months (the "Initial Term") effective on the Commencement Date written above, unless sooner terminated or canceled in accordance with the provisions hereof.

     2.2.  Extension Options.  Provided DSN is not in material, uncured default
           -----------------
in the performance of its covenants and agreements under this Lease, and upon DSN providing written notice of its intention to renew this Lease at least one
(1) year prior to the expiration of the Initial Term, upon expiration of the Initial Term, this Lease shall renew for one additional five (5) year term (the "Secondary Term").

          Thereafter, if the Lease has been extended for the Secondary Term and provided DSN is not in material, uncured default in the performance of its covenants and agreements under this Lease, and if DSN desires to extend the Term of this Lease for an additional (5) year term (the "Third Tenn"), DSN shall provide written notice to Koch of its desire to do so at least one (1) year prior to the expiration of the Secondary Term. Within thirty (30) days after said notice, Koch shall respond as to whether it desires to extend the Lease for a Third Term. However, this Lease shall not be extended for a Third Term or for any terms thereafter unless mutually agreed by the parties. Likewise, any extensions for a fourth or additional terms shall only be upon mutual agreement of the parties pursuant to the procedure set forth for the Third Term.

     2.3.  Early Termination.  Subject to the provisions of Section 1.2 and 1.3
           -----------------
of the Operating and Throughput Agreement between the parties, if said Operating and Throughput Agreement by and between the parties is terminated,

     (a) DSN shall have the right during the term hereof, but not sooner than five (5) years after the Commencement Date, to terminate this Lease on the first day of any calendar month by the delivery to Koch of at least six (6) months prior written notice thereof; and

     (b) In the event DSN terminates the Operating and Throughput Agreement and if Koch exercises its option (b)(ii) pursuant to Section 1.3 of the Operating and Throughput Agreement, Koch may terminate this Lease upon the purchase of the assets and improvements located on the Leased Premises.

     3.    RENTAL.
           ------

     3.1.  Rental.
           ------

     (a) For so long as that certain "Operating and Throughput Agreement" by and between the parties, which has the same Commencement Date as this Lease and which affects the use and operation of the Leased Premises, is in effect, and DSN is not in material, uncured default in the performance of its covenants and agreements under this Lease or the Operating and Throughput Agreement, as rental for the use and occupancy of the Leased Premises during the term of this Lease, DSN shall pay to Koch the sum of Ten Dollars ($10.00) per year, which amount shall be payable, in advance and in whole to Koch at Koch's address stated above.

     (b) In the event the Operating and Throughput Agreement is terminated and this Lease is not terminated or canceled, as rental for the use and occupancy of the Leased Premises during the term of this Lease, DSN shall pay to Koch the sum of Five Thousand Dollars ($5,000.00) per month, which amount shall be payable, in advance and in whole to Koch at Koch's address stated above.

     3.2.  Holdover Rental.  Should DSN remain in possession of the Leased
           ---------------
Premises, or any part thereof, after the termination of this Lease or after the final term thereof as to the Leased Premises, DSN shall, at the option of Koch, become a tenant of the Leased Premises from month-to-month, at a rental rate of $5,000 per month, and subject to all of the other terms, covenants, and conditions of this Lease. Any holdover term shall not be deemed to extend the term of this Lease except on a month-to-month basis. Extensions of the term of this lease shall only be pursuant to the terms of Section 2.2 hereof.

     4.    TAXES.  Except as otherwise herein provided, Koch shall pay to the
           -----
appropriate governmental entity before delinquency all taxes, assessments, and other governmental charges levied or assessed against the personal property of the Leased Premises. DSN shall reimburse Koch for DSN's portion of such taxes ("DSN's Portion") attributable to any buildings, improvements, fixtures, trade fixtures or equipment on or associated with the Leased Premises on a pro rata basis. Within thirty (30) days after receipt from Koch of a copy of said tax invoices, DSN shall pay to Koch, DSN's Portion of the amount of taxes shown thereon. If said invoices cover real or personal property not included within the Leased Premises, such as the pipeline from Koch's Facility to the Plant, Koch and DSN agree to cooperate during said thirty (30) day period in establishing an equitable basis for determining DSN's Portion thereof. Koch and DSN shall also each have the right to request the various taxing authorities to tax the personal property located on the Leased Premises separately from all other property. Upon termination or expiration of the Lease, DSN's obligation to pay DSN's Portion of said taxes during the final year of the term shall survive such termination or expiration, and an appropriate payment shall be made to Koch upon subsequent presentation to DSN of tax invoices for such year.

     5.    USE OF LEASED PREMISES.
           ----------------------

     5.1.  Use.  The Leased Premises are to be used and occupied by DSN solely
           ---
for purposes reasonably related to construction and operation of the Plant, including without limitation, distribution therefrom, and the terminalling and throughput of CNA and for no other purpose without the express written consent of Koch. DSN may design, construct and/or install oleum and/or sulfuric acid storage tanks on the Leased Premises solely for the purpose of using such oleum and/or sulfuric acid for the production of Mixed Acid at the Plant and storage and distribution thereof and for no other purpose without Koch's written consent.

     5.2.  DSN's Conduct.  DSN shall conduct its business in and about the
           -------------
Leased Premises and Commons Areas in a business like manner. DSN shall not allow any activity by employees, licensees

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or invitees to gain access to Koch's manufacturing process, or to delay, block, interrupt, occupy or hinder Koch's adjacent businesses; provided that failure to do so on DSN's part shall not be cause for cancellation or termination of this Lease, but in such an event Koch shall have all of its other rights and remedies available to it. DSN agrees to comply with Koch's reasonable rules of ingress and egress that Koch has or may promulgate with regards to roadways, Commons Areas and non-leased areas so long as such rules do not interfere with the operation of the Plant or Terminal. DSN and Koch recognize and agree that access to the Leased Premises, Commons Areas and non-leased areas shall be limited and controlled by regulations and rules propagated by Koch to minimize the risk of injury to persons and property and to maximize the parties' confidentiality.

     5.3.  Compliance with Laws.  DSN shall, at DSN's sole cost and expense,
           --------------------
comply with a statutes, ordinances, and administrative orders, rules and regulations (i) promulgated by all federal, state, county, municipal and other governmental or quasi-governmental bodies and agencies having jurisdiction, which (ii) relate to the business of DSN on the Leased Premises or DSN's use, or occupancy of the Leased Premises.

     6.    CONDITIONS OF LEASED PREMISES.
           -----------------------------

     6.1.  Acceptance.  Except as otherwise provided for in Article 10 hereof,
           ----------
DSN has inspected and is familiar with all of the Leased Premises and accepts the same in their present condition as of the Commencement Date.

     6.2.  Maintenance.  DSN, by itself or through its Lessee, EDC, shall
           -----------
regularly maintain in good condition, at DSN's expense, DSN's facilities and the buildings, fixtures and improvements situated on or at the Leased Premises from time to time. DSN, or EDC on its behalf may request Koch to perform such maintenance, with mutual approval. DSN will reimburse Koch for all expenses related thereto.

     6.3.  Improvements and Alterations.  DSN shall have no right to make
           ----------------------------
alterations, improvements, expansions or other changes on or to the Leased Premises without Koch's expressed written consent and any alterations, improvements, expansions or other changes made with Koch's consent shall be done in a good and workmanlike manner at DSN's sole expense and risk and with, and in compliance with, all needed permits and applicable law, rules and regulations. DSN may leave the foundations, footings and pads in place.

     6.4.  Ownership.  Any fixture, improvement, expansion, equipment change or
           ---------
addition or other alteration on the Leased Premises installed or permitted during the term of this Lease shall be the property of DSN.

     6.5.  Surrender.  Within 90 days after termination or expiration of this
           ---------
Lease, DSN shall peaceably surrender possession of the Leased Premises to Koch in a condition and repair similar to the condition on the Commencement Date. Subject to Section 1.3 of the Operating and Throughput Agreement, within 90 days after termination of this Lease, unless waived by Koch, DSN shall remove all DSN's property and equipment from the Leased Premises in a workmanlike manner, including, without limitation, all tanks, piping, trade fixtures, equipment, shelves and furniture installed in, or located at, the Leased Premises. Any property which Koch has agreed may remain on the Leased Premises at the time of surrender shall be conveyed to Koch, at Koch's election, for One Dollar ($1.00).

     7.    EMINENT DOMAIN.  In the event of the taking of any portion of the
           --------------
Leased Premises by eminent domain, all proceeds awarded as a result of such taking shall be apportioned between Koch and DSN in proportion to the value of each party's property taken. DSN shall thereafter have the option of terminating this Lease upon written notice thereof to Koch, but not option 1.3(b)(ii) under the Operating and Throughput Agreement by and between Koch and EDC.

     8.    INSURANCE.
           ---------

     8.1.  Insurance.  DSN shall deliver to Koch original certificates of
           ---------
insurance covered by the following described policies, issued by an insurer licensed to do business in North Carolina. Said policies or certificates to state that the insurance coverage shall not be terminated, reduced, canceled, or otherwise impaired without thirty (30) days' prior written notice to Koch, in coverages and amounts:

     (a) Worker's Compensation coverage, with employer's liability limits as required by applicable law;

     (b) Commercial General Liability coverage, with combined single limits for bodily injury and property damage of $5,000,000 per occurrence and the aggregate, including a contractual liability insuring the indemnities set forth herein;

     (c) Automobile Liability coverage, with combined single limits for bodily injury and property damage of $5,000,000 per occurrence;

     (d) in the event Railroad Protective Insurance is not afforded under sub-section (b) above, Railroad Protective Liability Insurance, naming the CSX Railroad as the insured with a limit for bodily injury and property damage liability of $2,000,000 per occurrence and $6,000,000 in the aggregate; and

     (e)   Excess Liability coverage in an amount equal to the

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

limits required under subsections (b), (c) and (d) above.

     8.2.  Additional Insured and Waiver of Subrogation.  The foregoing
           --------------------------------------------
insurance coverages shall be primary and non-contributing with respect to any other insurance or self-insurance which may be maintained by Koch or its parent company. The policies (except Workers' Compensation) shall be endorsed to name Koch, its employees and affiliated companies as additional insured and all policies shall provide for a waiver of subrogation to all rights, claims, demands and causes of action arising out of or in connection with this Lease.

     9.    DEFAULT.
           -------

     9.1.  Events of Default.  The occurrence of one or more of the following
           -----------------
events shall constitute a default under this Lease:

     (a) the failure of DSN to pay Koch any rent or any other monetary charge due from DSN hereunder within fifteen (15) days after written notice thereof by Koch to DSN;

     (b) the failure of DSN to comply with or to observe any other term, covenant or condition of this Lease performable by and obligatory upon DSN within thirty (30) days after written notice thereof by Koch to DSN, unless such default cannot reasonably be cured within said thirty (30) day period and DSN has commenced the curing thereof within said time period and thereafter prosecutes the same diligently to completion, without interruption;

     (c) except as otherwise provided for in this Section 9.1 hereof, the assignment of this Lease or subleasing of the Leased Premises by DSN without Koch's prior written approval;

     (d) the taking of DSN's leasehold estate created hereby by execution or other process at law, except pursuant to a leasehold mortgage or similar security agreement with The CIT Group or other lenders approved in writing by Koch, which shall specifically be subject to the limitations set forth in
Section 11.10 hereof;

     (e) the judicial declaration of DSN as bankrupt or insolvent according to law, or an assignment of a substantial part of DSN's property for the benefit of creditors;

     (f) the appointment of a receiver, guardian, conservator, trustee in involuntary bankruptcy, or similar officer by a court of competent jurisdiction to take charge of a substantial part of DSN's property;

     (g) the filing of a petition for involuntary or voluntary reorganization or arrangement of DSN pursuant to any provision of the Bankruptcy Code without subsequent dismissal thereof within sixty (60) days; or

     (h) any permanent abandonment of Leased Premises by DSN without canceling this Lease.

     9.2.  Koch's Remedies in the Event of Default.
           ---------------------------------------

     (a) Upon the occurrence of any event of default by DSN under this Lease that is not excused hereunder, Koch shall have the options of:

     (i)   terminating this Lease by written notice thereof to DSN;
     (ii)  curing the default of DSN; and/or
     (iii) pursuing any other remedies to which Koch may be entitled, at law or in equity.

     (b) If Koch elects to terminate this Lease upon written notice thereof to DSN, this Lease shall be ended, and all of DSN's rights hereunder, except as otherwise provided for in Article 10 hereof, shall be forfeited and lapsed, as fully as if this Lease had expired by lapse of time upon the scheduled expiration date of the term. In such event, DSN shall be required to promptly vacate the Leased Premises, and Koch shall at once have all the rights of re-entry upon the Leased Premises, without becoming liable for damages or being guilty of trespass. Upon such termination, the following sums shall be recoverable by Koch from DSN:

     (i) the cost of repairing the Leased Premises to the condition as received from Koch hereunder,
     (ii) all accrued, unpaid sums, including but not limited to rent with interest thereon at the rate of 18% per year or the maximum applicable rate permitted by law whichever is less;
     (iii) Koch's cost of recovering possession of the Leased Premises, including reasonable attorneys' fees; and

     (iv) pursuing any other remedies to which Koch may be entitled, at law or in equity.

     (c) If Koch elects to cure the default of DSN, other than a default by DSN in the payment of any rental provided for herein, all sums expended by Koch to effect such cure, plus interest from the date or dates of any such expenditure at the rate of 18% per year or the maximum applicable rate permitted by law, whichever is less, shall be due and payable within ten (10) days after notice thereof by Koch to DSN, and the failure of DSN promptly to pay such sums shall enable Koch to exercise all of its other remedies under this Lease.

10.  ENVIRONMENTAL INDEMNITIES.
     -------------------------

     10.1. Koch's Indemnity.  In addition to any indemnities set forth in any
           ----------------
other agreements between Koch and any affiliates of

DSN (such as EDC), Koch agrees to indemnify, defend and hold DSN, its parent, subsidiary and affiliate companies, and their respective officers, directors, employees and agents, successors and assigns (the "DSN Indemnitees") harmless from and against --all penalties, claims, orders, judgments, expenses, fines, remedies (including, but not limited to, damages), costs (including but not limited to reasonable attorney's fees and litigation costs), liabilities and losses ("herein Losses") directly or indirectly caused by, or arising directly or indirectly from, or directly or indirectly related to, any actual or alleged pollution, release, contamination, discharge, dumping, or any other actual or alleged environmental violation or harm or threat of whatever type or nature (including but not limited to, any violation of laws or for the violation of any federal, state or local statutes or regulations currently enacted or made effective after the date hereof and which are intended to be, or are being, applied for protecting or preserving the environment) (herein "Environmental Claims") now on, in or under or emanating from, or occurring or coming on, in or under or emanating from, the Leased Premises or any part thereof prior to the Commencement Date of this Lease; provided, that, Koch shall have no obligation to indemnify or defend the DSN Indemnitees from Losses for Environmental Claims caused by any DSN Indemnitees or an Environmental Claim for which DSN must indemnify and hold the Koch Indemnitees harmless under Sections 10.2 hereof

     10.2. DSN's Indemnity.  In addition to any indemnities set forth in any
           ---------------
other agreements between Koch and any affiliates of DSN (such as EDC), DSN agrees to indemnify, defend and hold Koch, its parent, subsidiary and affiliate companies, and their respective officers, directors, employees and agents, successors and assigns (the "Koch Indemnitees") harmless from and against all Losses imposed upon or incurred by any of the Koch Indemnitees directly or indirectly caused by, or arising directly or indirectly from, or directly or indirectly related to, an Environmental Claim occurring on, coming on, in or under or emanating from the Leased Premises during the term of this Lease; provided that, DSN shall have no obligation to indemnify or defend the Koch Indemnitees from Losses for Environmental Claims caused by any Koch Indemnitees or an Environmental Claim for which Koch must indemnify and hold the DSN Indemnitees harmless under Section 10.1 hereof or under the Operating and Throughput Agreement by and between Koch and EDC.

     10.3. Limitation.  The indemnifications provided for by Article 10 shall
           ----------
constitute the exclusive remedy of either party with respect to claims for any Environmental Claim, whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort, strict liability, statute or any other legal theory or combinations of theories whatsoever.

     10.4. Indemnity Notice and Defense.  Any party or parties seeking
           ----------------------------
indemnification under this Lease (collectively, the

"Indemnitees") shall, on each occasion that indemnification is sought, give prompt written notice for such indemnification, of any claim, suit or demand which the Indemnitees believes will give rise to indemnification to it hereunder (the person to whom such notice of claim is given is referred to herein as the "Indemnitor"). Except as hereinafter provided, the Indemnitor shall be obligated to defend and to direct the defense against any such claim, suit or demand, in its name or in the name of the Indemnitees at the Indemnitor's expense and with counsel of the Indemnitor's own choosing and the right to settle or compromise any such claim, suit or demand; provided, however, that the Indemnitor will not, without the Indemnitees's written consent, settle or compromise any claim or consent to any entry of judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitees of a release from all liability in respect of such claim. The Indemnitees shall, at the Indemnitor's expense, cooperate in the defense of any such claim, suit or demand. If the Indemnitor, within a reasonable time after notice of a claim, fails to defend the Indemnitees, the Indemnitees shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of the Indemnitor, utilizing counsel of the Indemnitees's own choosing.

11.  MISCELLANEOUS.
     -------------

     11.1. Notice.  All notices provided for in this Lease and any other notice,
           ------
demand or communication which either party may wish to send to the other shall be at such party's address as set forth below as follows: (i) personally delivered, including delivery by a nationally recognized courier service, in which case they shall be deemed delivered on the date of delivery to said offices; (H) sent by registered or certified United States mA first-class postage prepaid, return receipt requested, in which case notice shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event notice shall be deemed delivered on the date of deposit in the United States mail; or (iii) sent by facsimile, provided the sender of such facsimile has evidence that the facsimile was received by the addressee's facsimile machine, in which case notice shall be deemed delivered on the date of receipt by the addressee's facsimile machine. Any address or name specified below may be changed by a notice given in accordance with the provisions of this Section.

     To Koch:       Koch Sulfur Products Company
     -------
                    4111 E. 37th Street North
                    Wichita, Kansas  67220
                    Attn.: President
                    Telecopier Number: (316) 832-4967

     To DSN:        DSN Corporation
     ------
                    16 South Pennsylvania

                    Oklahoma City, Oklahoma 73 107
                    Attn.: President
                    Telecopier Number: (405) 235-5067

         Copy to:   DSN Corporation
                    16 South Pennsylvania
                    Oklahoma City, Oklahoma 73107
                    Attn.: David M. Shear
                    Telecopier Number: (405) 236-1209

     11.2. Liens.  DSN will not create or permit to be created by any act or
           -----
omission of DSN, its agents or employees, any lien (including, but not limited to, the liens of mechanics, laborers, artisans or materialmen for work or materials alleged to be done or furnished in connection with the Leased Premises), encumbrance or other charge upon the Leased Premises or any part thereof, upon Koch's interest therein, or upon DSN's interest except to the extent Hen rights arise as a matter of law and are discharged by DSN in the ordinary course of DSN's business without any foreclosure thereon occurring.
The foregoing notwithstanding, subject to the limitations set forth in Section
11.10 hereof, Koch hereby consents to a grant of a leasehold mortgage or similar security interest in the leasehold estate by DSN to The CIT Group or other lenders to DSN approved in writing by Koch.

     11.3. Memorandum of Rights.  Upon request of DSN, the parties shall
           --------------------
execute, and DSN shall have the right to record in real estate records, a memorandum of DSN`s rights under and with respect to this Lease.

     11.4. Applicable Law/Interpretation.  This Lease and the rights and
           -----------------------------
obligations of the parties hereto shall be interpreted, construed, and enforced according to the laws of the state of North Carolina. This Lease has been negotiated and prepared at the mutual request, direction and construction of the parties, at arms length, with the advice and participation of counsel for each party, and will be interpreted in accordance with its terms without favor to either party. The captions are solely for the convenience of the parties and shall not be considered or given any effect in construing any part thereof.

     11.5. Arbitration.  (a) Any controversy or claim, whether based on
           -----------
contract, tort, strict liability, indemnification, statute, or other legal theory or combination of theories whatsoever (including but not limited to any claim of fraud or misrepresentation), arising out of or related to this Lease, or any subsequent agreement between the parties, shall be resolved by arbitration pursuant to this Section and the then-current Commercial Rules of, and under the supervision of, the American Arbitration Association ("AAA") at AAA's Dallas, TX offices before a panel of three (3) arbitrators having experience and expertise in such matters, recommended by, and appointed pursuant to the rules of, the AAA and mutually agreed upon by the parties; provided, however, nothing herein shall prevent either party from seeking or obtaining interim injunctive relief from any court having jurisdiction in order to preserve the status quo pending conclusion of an arbitration proceeding.

     (b) It is agreed that prompt handling and disposition of any dispute is important to the Parties and the arbitrators are hereby instructed to assume adequate managerial initiative and control over discovery and other aspects of the arbitration proceeding, to schedule prompt and expedited discovery, participate in key depositions and otherwise initiate, manage and control discovery and provide for substantially continuous work, whereby expediting the proceeding as much as they deem reasonable, but in all events to effect a final award within 365 days of filing and within 20 days of the close of evidence.

     (c) The arbitrators' decision and award shall be final and binding and may be entered in any court having jurisdiction thereof The Arbitrators shall not have the power to award punitive or exemplary damages, or any damages excluded by, or in excess of any damage limitations expressed in, this Lease or any subsequent agreement between the parties.

     (d) Each party shall bear its own attorney's fees and associated expenses and the arbitration and other costs and expenses of the arbitration shall be borne as provided by the rules of AAA.

     (e) Neither a party, witness, or the arbitrators may disclose the contents or results of any arbitration hereunder without prior written consent of all parties, unless and then only to the extent required to enforce or challenge the award, as required by law, or as necessary for financial and tax reports and audits.

     11.6. Effect of Termination or Cancellation.  Any cancellation or
           -------------------------------------
termination hereof shall not terminate or cancel any rights, claims, actions, indemnities, or remedies of either party hereto to the extent the same have arisen or relate to events or occurrences, prior to termination or cancellation hereof.

     11.7. Waiver.  Failure by Koch or DSN to complain of any action or non-
           ------
action on the part of the other party hereto, or to declare any default by the other party hereto immediately upon the occurrence thereof, shall not be deemed to be a waiver by Koch or DSN of their respective rights hereunder. Koch or DSN may make any such complaint, declare any such default, and take such action as may be authorized by this Lease at any time, and from time to time. Further, no waiver at any time of any of the terms, provisions, or conditions hereof by Koch or DSN shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provision. The subsequent approval by Koch to or of any action by DSN requiring Koch's consent or approval shall not be deemed to waive or render unnecessary Koch's consent or approval to or of any subsequent similar act by DSN.

     11.8.  Severability and Enforceability.  In the event that any one or more
            -------------------------------
of the provisions contained herein, or any application thereof, shall be invalid, illegal or unenforceable in any respect --

     (a) the validity, legality and enforceability of the remaining portions of this Lease, or any other application thereof, shall not in any way be affected or impaired thereby; and

     (b) the parties hereto agree that if any provisions, terms or conditions of this Lease are found to be illegal, unlawful or unenforceable, then the parties agree to amend this Lease to the extent required to make any invalid restriction valid and enforceable; provided, that any such amendment shall be approximate as possible to the original provisions deemed invalid.

     11.9.  Relationship.  Nothing in this Lease shall be construed to create a
            ------------
relationship between Koch and DSN other than lessor and lessee, and nothing herein shall be construed as creating a relationship as partners, agency or joint venturers or a fiduciary relationship between Koch and DSN.

     11.10. Assignment: Subletting/Entire Agreement.  This Lease shall be
            ---------------------------------------
binding and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except for a sublease from DSN to EDC and except for liens and assignments referenced in Section 11.2 hereof, DSN may not, without the prior written consent of Koch, assign or sublet this Lease or any right or options hereunder, which consent shall not be unreasonably withheld; provided, however, any assignment of rights hereunder by The CIT Group or other lenders of DSN to any other party except DSN or EDC shall specifically not be made without Koch's written consent, which consent shall also not be unreasonably withheld. All rights under this Lease shall bind and inure to the benefit of Koch, and Koch's successors and assigns, and DSN, and DSN's successors and assigns. This Lease contains the entire agreement between the parties regarding the lease of the Leased Premises. No prior promises, agreements or warranties, written or oral with respect thereto shall be of any force or effect unless contained herein. This Lease may not be altered, amended or extended, except by an instrument in writing signed by both Koch and DSN, and expressly referring to this Lease.

     11.11. Priority of Operating Agreement.  Koch and EDC, the sublessee under
            -------------------------------
this Lease, have entered into a certain Operating and Throughput Agreement with the same date as this Lease (the

"Operating Agreement"). Notwithstanding any language in this Lease or any other agreement between Koch and DSN or Koch and EDC, the covenants, agreements, terms, provisions and conditions of the Operating Agreement shall prevail and control over any inconsistency or conflict in provisions of any such other documents.

     11.12  Material/Materiality.  With respect to rights, claims and remedies
            --------------------
of the parties, it shall not be necessary for a party to prove materiality compared to the rental amounts hereunder. Without limitation on either party's rights, either party shall be entitled to prove that where the term "material" or "materiality" is used herein, it is understood in the context of the circumstances of the assets, operations, marketing, and products that are particularly affected by the condition, event, circumstance, occurrence, or the like which is question.

     IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized officers, have executed this Lease in duplicate as of the day and year first above written.

KOCH SULFUR PRODUCTS COMPANY        DSN CORPORATION


SIGNATURE:/s/ Myron J. Schuckman    SIGNATURE:/s/ Barry H. Golsen
          ----------------------              -------------------
PRINTED NAME: Myron J. Schuckman
TITLE:         President            PRINTED NAME: Barry H. Golsen
                                                 ----------------

                                    TITLE:  Vice President
                                          -----------------------

     The undersigned El Dorado Chemical Company, an Oklahoma corporation, which DSN has represented will be a sublessee, and which Koch has agreed may be a sublessee, under this Lease executes this Lease to acknowledge its terms, provisions and conditions and to agree to be bound hereby to the extent applicable to EDC.

                              ELDORADO CHEMICAL COMPANY


                              /s/ James L. Wewers
                              -----------------------------------------
                              SIGNATURE


                              James L. Wewers
                              -----------------------------------------
                              PRINTED NAME


                              President
                              -----------------------------------------
                              TITLE

STATE OF OKLAHOMA   )
                    ) SS.
COUNTY OF CLEVELAND )

     Before me, a Notary Public, on this 22nd day of March, 1995, personally appeared Barry H. Golsen, known to me to be the identical person who executed the within and foregoing instrument and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature affixing my notorial seal the day and year first above written.


/s/ Yvonne M. Hildenberger
--------------------------
Notary Public

My Commission Expires: 9/9/96

(Seal)


STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF CLEVELAND )

     Before me, a Notary Public, on this 22nd day of March, 1995, personally appeared James L. Wewers, known to me to be the identical person who executed
         ---------------
the within and foregoing instrument and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature affixing my notorial seal the day and year first above written.

/s/ Yvonne M. Hildenberger
--------------------------
Notary Public

My Commission Expires: 9/9/96

(Seal)

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SEDGWICK  )

     Before me, a Notary Public, on this 23RD day of March, 1995, personally appeared Myron Schuckman, known to me to be the identical person who executed the within and foregoing instrument and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature affixing my notorial seal the day and year first above written.

/s/ Nancy J. Smith
------------------
Notary Public

My Commission Expires: March 1, 1999

(Seal)

                          ATTACHMENT "B" Page 3 of 3.
                                                                            4311
                                                                          3/1/95
LEASE AREA FOR
ELDORADO CHEMICAL COMPANY
ON KOCH SULFUR PRODUCTS COMPANY

     BEGINNING at a point on Koch Sulfur Product Company's 44.1-acre tract located on U.S. Highway 421 in New Hanover County, North Carolina, said Beginning point located from the Southwestern corner of said 44.1-acre tract in the eastern line of U.S. Highway 421 by the following courses: *North 68 degrees 43 minutes 18 seconds east 277.24 feet and *south 88 degrees 44 minutes 47 seconds east 1046.32 feet with the southern line of said 44.1 acres and *north 5 degrees 28 minutes 49 seconds east 64.56 feet with a tie line; running thence from said Beginning north 5 degrees 28 minutes 49 seconds east 48.38 feet to a point on the southern rail of a railroad spur tract; thence along said rail as it curves eastward 185.15 feet to a point that is located north 81 degrees 59 minutes 12 seconds east 183.34 feet from the previous point; thence south 5 degrees 58 minutes 06 seconds west 20.65 feet; thence north 86 degrees 21 minutes 37 seconds west 34.03 feet to a point; thence south 5 degrees 58 minutes 06 seconds west 69.42 feet to a point; thence north 84 degrees 31 minutes 11 seconds west 143.50 feet to the Point of BEGINNING, containing 11,382 square feet in area.


CENTURY/von Oesen
Consulting Engineers
Wilmington, North Carolina